SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2007

BUSINESS.VN, INC. (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-51126 (Commission File Number)	88-355407 (IRS Employer Identification Number)

9449 Balboa Avenue, Suite 114, San Diego, California 92123 (Address of Principal Executive Offices, Zip Code)

Registrant's telephone number, including area code: (858) 292-9637

_____________________________________________________________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES, "EXPECTS, "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE AGREEMENT WITH ONASI, PLANNED EFFORTS TO IMPLEMENT THE COMPANY'S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY'S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION OF THE COMPANY, OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, "we," "us," "our," and the "Company" refers to Business.VN, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM 1.01 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

After completing a review of its financials and agreements and the actions of the Board of Directors taken on August 8, 2005, the Company recognized that two option agreements believed to have been cancelled in 2005 were not properly acknowledged and memorialized in the Company's minutes. The two option agreements ("Subject Option Agreements") are identified as (1) the Stock Options Agreement dated August 1, 2005 by and between Worldtradeshow.com, Inc. and Carlos Rosette, which provided for a grant of 300,000 shares at $0.30 per share, and (2) the Stock Options Agreement dated August 1, 2005 by and between Worldtradeshow.com, Inc. and Sheldon Silverman, which provided for a grant of 750,000 shares at $0.30 per share. The Company has now acknowledged and memorialized the cancellation of the Subject Option Agreements and corrected its minutes dated August 8, 2005. The inadvertent mistake in the board minutes of August 8, 2005 did not result in the inclusion of the options in the financials filed since the third quarter of 2005.

The Company believes that these actions, in reducing the number of outstanding stock options relative to the total number of outstanding shares will continue to better align the interest of our employees and management with the interests of our stockholders.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS.VN, INC.

Date: August 24, 2007	By:	/s/ Sheldon Silverman
Sheldon Silverman, President